Supplement to the currently effective STATEMENTs OF ADDITIONAL INFORMATION

DWS Massachusetts Tax-Free Fund

The following information replaces the existing tables for DWS Massachusetts Tax-Free Fund in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statements of Additional Information. The information for Matthew J. Caggiano, who joined the team as a portfolio manager on October 1, 2021, is provided as of July 31, 2021 and the information for Michael J. Generazo is provided as of the fund’s most recent fiscal year end.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthew J. Caggiano	$0	$100,001 - $500,000
Michael J. Generazo	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Matthew J. Caggiano	5	$6,010,693,734	0	$0
Michael J. Generazo	5	$6,064,682,425	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthew J. Caggiano	0	$0	0	$0
Michael J. Generazo	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

Matthew J. Caggiano	5	$2,445,309,464	0	$0
Michael J. Generazo	2	$33,107,359	0	$0

Please Retain This Supplement for Future Reference

October 1, 2021
SAISTKR21-25